First Quarter 2009

Financial and Operating Results

For the period ended March 31, 2009

Conseco, Inc.

May 11, 2009

Forward-Looking Statements

Cautionary Statement Regarding Forward-Looking Statements.  Our statements, trend analyses and other information contained in these materials relative to markets for Conseco’s products and trends in Conseco’s operations or financial results, as well as other statements, contain forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995.  Forward-looking statements typically are identified by the use of terms such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “project,” “intend,” “may,” “will,” “would,” “contemplate,”
“possible,” “attempt,” “seek,” “should,” “could,” “goal,” “target,” “on track,” “comfortable with,” “optimistic” and similar words, although some forward-looking statements are expressed differently. You should consider statements that contain these words carefully because they describe our expectations, plans, strategies and goals and our beliefs concerning future business conditions, our results of operations, financial position, and our business outlook or they state other ‘‘forward-looking’’ information based on currently available information. Assumptions and other important factors that could cause our actual results to differ materially from those anticipated in our forward-looking statements include, among other things:  (i) general economic, market and political conditions, including the performance and fluctuations of the financial markets which may affect our ability to raise capital or refinance existing indebtedness and the cost of doing so; (ii) our ability to continue to satisfy the financial ratio and balance requirements and other covenants of our debt agreements; (iii)
our ability to generate sufficient liquidity to meet our debt service obligations and other cash needs; (iv) our ability to obtain adequate and timely rate increases on our supplemental health products including our long-term care business; (v) the receipt of required regulatory approvals for dividend and surplus debenture interest payments from our insurance subsidiaries; (vi) mortality, morbidity, the increased cost and usage of health care services, persistency, the adequacy of our previous reserve estimates and other factors which may affect the profitability of our insurance products; (vii) changes in our assumptions related to the cost of policies produced or the value of policies in force at the effective date of our emergence from bankruptcy; (viii) the recoverability of our deferred tax asset and the effect of potential tax rate changes on its value; (ix) changes in accounting principles and the interpretation thereof; (x) our ability to achieve anticipated expense reductions and levels of operational efficiencies including improvements in claims adjudication and continued automation and rationalization of operating systems; (xi) performance and valuation of our investments, including the impact of realized losses
(including other-than-temporary impairment charges); (xii) our ability to identify products and markets in which we can compete effectively against competitors with greater market share, higher ratings, greater financial resources and stronger brand recognition; (xiii) the ultimate outcome of lawsuits filed against us and other legal and regulatory proceedings to which we are subject; (xiv) our ability to complete the remediation of the material weakness in internal controls over our actuarial reporting process and to maintain effective controls over financial reporting; (xv) our ability to continue to recruit and retain productive agents and distribution partners and customer response to new products, distribution channels and marketing initiatives; (xvi) our ability to achieve eventual upgrades of the financial strength ratings of Conseco and our insurance company subsidiaries as well as the potential impact of rating downgrades on our business; (xvii) the risk factors or uncertainties listed from time to time in our filings with the Securities and Exchange Commission;
(xviii) regulatory changes or actions, including those relating to regulation of the financial affairs of our insurance  companies, such as the payment of dividends and surplus debenture interest to us, regulation of financial services affecting (among other things) bank sales and underwriting of insurance products, regulation of the sale, underwriting and pricing of products, and health care regulation affecting health insurance products; and (xix) changes in the Federal income tax laws and regulations which may affect or eliminate the relative tax advantages of some of our products. Other factors and assumptions not identified above are also relevant to the forward-looking statements, and if they prove incorrect, could also cause actual results to differ materially from those projected. All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by the foregoing cautionary statement.  Our forward-looking statements speak only as of the date made.  We assume no obligation to update or to publicly announce the results of any revisions to any of the forward-looking statements to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward-looking statements.

Non-GAAP Measures

This presentation contains the following financial measures that differ from the comparable measures under Generally Accepted Accounting Principles (GAAP):  operating earnings measures; book value, excluding accumulated other comprehensive income (loss) per diluted share; operating return measures; earnings before net realized investment gains (losses) and corporate interest and taxes;
debt to capital ratios, excluding accumulated other comprehensive income (loss); and interest-adjusted benefit ratios.  Reconciliations between those non-GAAP measures and the comparable GAAP measures are included in the Appendix, or on the page such measure is presented.

While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered substitutes for the most directly comparable GAAP measures.

Additional information concerning non-GAAP measures is included in our periodic filings with the
Securities and Exchange Commission that are available in the “Investor – SEC Filings” section of
Conseco’s website, www.conseco.com.

Q1 2009 Summary

CNO

Continued profitability in all three insurance segments, with total Q1 2009 EBIT of $72.3 million

Core sales* of $87.5 million, up 4% over Q1 2008

Trailing four-quarter premium up 12% over a year ago

Strong growth in agent recruiting

Bankers

22% YTD growth in new agents, a record-setting quarter

CIG

PMA – record recruiting quarter: agent count up to 477; increase in average agent production

CIG Sales – signed 52 IMOs in Q1 2009; new producing worksite agents increased by 61%, to 358

*Excludes PFFS.

Q1 2009 Summary

CNO

Net realized investment losses of $6.9 million

Total other-than-temporary impairment losses of $108.1 million

$92.0 million recorded in earnings

$16.1 million recorded in accumulated other comprehensive loss

Accumulated other comprehensive loss increased by $69.8
million in Q1 2009

Book value per share (excluding accumulated other
comprehensive loss)* rose to $18.57 at 3/31/09 from $18.41 at
12/31/08

*See Appendix for corresponding GAAP measure.

Collected Premiums

CNO

Strong, consistent
growth in Bankers
and Colonial Penn

Slight decline in CIG
due to focus on
more profitable
business

BLC

Q1 2008

$4,056.4

($ millions)

CP

CIG

Collected Premiums-Trailing 4 Quarters

Q2 2008

$4,167.3

Q3 2008

$4,275.1

Q4 2008

$4,524.9

Q1 2009

$4,549.3

Bankers Life

Colonial Penn

Conseco Insurance Group

Corporate operations, interest expense

  and expenses related to debt modification

Income before net realized investment losses*

Net realized investment losses

Total

Q1 2009

Summary of Results

CNO

$44.7

5.1

31.2

(31.9)

49.1

(6.9)

$42.2

Pre-Tax

After Tax

EPS

($ millions, except per-share amounts)

$31.4

(6.9)

$24.5

$0.17

(0.04)

$0.13

  *Management believes that an analysis of earnings before net realized investment gains (losses) and increases to our valuation allowance for deferred tax assets (a non-GAAP financial measure) provides an alternative measure of the operating results of the company because such items are unrelated to the company’s continuing operations.

    The table above provides a reconciliation to the corresponding GAAP measure.

**See Appendix for a reconciliation to the corresponding GAAP measure.

**

Q1 Earnings

CNO Consolidated

*Management believes that an analysis of earnings before net realized investment gains (losses), losses related to the transfer of Senior Health to an independent trust (included in Discontinued Operations) and corporate interest and taxes (“EBIT,” a non-GAAP financial measure) provides an alternative measure to compare the operating results of the company quarter-over-quarter because it excludes: (1) corporate interest expense; and (2) items that are unrelated to the company’s continuing operations. The table above provides a reconciliation of EBIT to net income (loss).

($ millions)

Q1 2008

Q2 2008

Q3 2008

Q4 2008

Q1 2009

Bankers Life

$29.1

$34.6

$67.8

$40.0

$44.7

Colonial Penn

3.7

8.3

6.5

6.7

5.1

Conseco Insurance Group

23.3

32.3

34.2

31.5

31.2

Corporate operations, excluding interest expense

(6.7)

(16.2)

(3.7)

(0.1)

(8.7)

      Total EBIT*

49.4

59.0

104.8

78.1

72.3

Corporate interest expense

(18.5)

(16.1)

(15.8)

(17.5)

(13.7)

Gain on extinguishment of debt

0.0

0.0

0.0

21.2

0.0

Expenses related to debt modification

0.0

0.0

0.0

0.0

(9.5)

    Income before net realized investment losses, taxes and

      discontinued operations

30.9

42.9

89.0

81.8

49.1

Tax expense on period income

10.8

17.7

30.7

34.6

17.7

    Net operating income

20.1

25.2

58.3

47.2

31.4

Net realized investment losses

(27.8)

(17.4)

(84.2)

(88.0)

(6.9)

    Net income (loss) before valuation allowance for deferred

      tax assets and discontinued operations

(7.7)

7.8

(25.9)

(40.8)

24.5

Valuation allowance for deferred tax assets

0.0

(298.0)

0.0

(45.0)

0.0

Discontinued operations

0.5

(198.3)

(157.4)

(367.5)

0.0

    Net income (loss)

($7.2)

($488.5)

($183.3)

($453.3)

$24.5

Q1 2008
1.7%
Q2 2008
1.9%
Q3 2008
4.3%
Q4 2008
5.3%
Q1 2009
6.0%

Q1 2008
4.3%
Q2 2008
3.8%
Q3 2008
4.3%
Q4 2008
5.3%
Q1 2009
6.0%

Operating ROE

CNO

Operating ROE*, Trailing 4 Quarters

Operating ROE (Before Annuity Coinsurance
Transaction)**, Trailing 4 Quarters

*Operating return excludes net realized
investment gains (losses), valuation allowance
related to deferred tax assets and discontinued
operations.  Equity excludes accumulated other
comprehensive income (loss) and the value of
net operating loss carryforwards, and assumes
conversion of preferred stock.  See Appendix for
corresponding GAAP measure.

**Operating return, as calculated and defined on
the left side of this page, but before a Q3 2007
charge related to an annuity coinsurance
transaction.  See Appendix for corresponding
GAAP measure.

Q1 2008
$0.11
Q2 2008
$0.13
Q3 2008
$0.31
Q4 2008
$0.26
Q1 2009
$0.17

Operating EPS*

CNO

*Operating earnings per share exclude net realized investment gains (losses), valuation allowance related to deferred tax assets and discontinued operations. See Appendix for corresponding GAAP measure.

**Represents the expected ratio of quarterly Operating EPS to annual Operating EPS, based on historical experience.

Seasonality of                                       Q1                     Q2                    Q3                     Q4                     Q1

Operating EPS**                      17-22%              20-25%            23-28%              26-31%             17-22%

Key Debt Covenants

CNO

  *Excludes Accumulated Other Comprehensive Income (Loss).

**Preliminary.

($ millions)

Bank Covenant Debt/Capital Ratio*

Covenant Maximum

Actual

Interest Coverage

Covenant Minimum

Actual

Statutory Capital

Covenant Minimum

Actual

RBC Ratio

Covenant Minimum

Actual

Q1 2009

32.5%

27.9%

1.50X

3.07X

$1,100

$1,301

200%

230%

Covenant Margins as of 3/31/09

Reduction to statutory capital and
surplus of approximately $169
million, or an increase to the risk-
based capital of approximately
$85 million.

Reduction to combined statutory
capital and surplus of
approximately $201 million.

Reduction in cash flows to the
holding company of
approximately $80 million.

Reduction to shareholders’ equity of
approximately $672 million or
additional debt of $324 million.

Q4 2008

30.0%

28.3%

2.00X

2.35X

$1,270

$1,366

250%

255%

**

**

Liquidity Projection

For Remainder of 2009

CNO

($ millions)

Cash Balance 3/31/09

Sources

   Dividends

   Surplus Debenture Interest

   Management and Investment Fees

Total Sources

Uses

   Interest

   Debt Repayments:

      Revolver (repaid in April 2009)

      Senior Credit Facility

      Senior Health Note

Holding Company Expenses

Other

Total Uses

Cash Balance 12/31/09

$104.3

$60.0

34.3

42.5

$136.8

$52.9

55.0

6.6

25.0

24.9

3.5

$167.9

$73.2

Q1 2008
282%
Q2 2008
271%
Q3 2008
257%
Q4 2008
255%
Q1 2009
230%

Consolidated RBC Ratio*

CNO

Q1 2009 positive impacts:

Q1 statutory operating results (7
percentage pts)

Termination of group PFFS cases
(6 pts)

Q1 2009 negative impacts:

Net capital losses (14 pts)

Credit rating migration (7 pts)

Mortgage Experience Adjustment
Factor (6 pts)

Dividend (4 pts)

Other items (7 pts)

*Risk-Based Capital (“RBC”) requirements provide a tool for insurance regulators to determine the levels of statutory capital and surplus an insurer must maintain in relation to its insurance and investment risks. The

  RBC ratio is the ratio of the statutory consolidated adjusted capital of our insurance subsidiaries to RBC.

Change in Net
Deferred Tax Assets
Bond Downgrades and
Impairments
Mortgage Experience
Adjustment Factor
Net Statutory
Capital Losses
Other, Including Changes
in Covariance
Consolidated Cash Flow
Testing Reserve Changes
Capital Contributions,
net of Dividends
Reinsurance
Transactions
Transfer of SHIP
to Trust
Permitted Practice for
Deferred Tax Assets
Statutory Operating
Income

Consolidated RBC Ratio –

Changes Over Last Four Quarters

CNO

Beginning

RBC

Ending

RBC

282%

230%

+23%

-3%

+11%

-46%

-20%

-50%

+6%

+9%

+10%

+4%

+4%

Earnings of $44.7 million, up 54% over Q1 2008:

Higher LTC margins (+$11 million)

Positive impact of rate increases

Higher annuity margins (+$10 million)

Positive FAS 133 impact

Improved persistency

Increase in COLI surrender value (+$3 million)

Lower Med Supp margins due to higher benefit ratio (-$6 million)

Partially offset by impact of higher persistency

Strong core sales and record agent recruiting

Q1 Summary

Bankers

Q1 2008
$55.6
Q2 2008
$59.8
Q3 2008
$61.2
Q4 2008
$71.9
Q1 2009
$60.4

NAP Results

Core NAP up 9% vs Q1 2008

Strong sales of annuities
(+33%), Med Supp (+8%) and
life (+8%), partially offset by
lower LTC (-20%) sales

PFFS sales negatively
affected by:

New CMS marketing restrictions

Change in sales recognition

Bankers

($ millions)

Quarterly Core NAP (Excludes PFFS)

NAP-Quarterly*:                                    $114.6                $53.4                $65.8              $72.8              $94.5

PFFS NAP-Quarterly*:                      $59.0                $(6.4)                 $4.6                  $0.9              $34.1**

*Excludes group business not sold by Bankers agents.

**Net of $7 million reserve for anticipated chargebacks related to sales still within their 90-day disenrollment period.

Agent productivity and agent force growth remain strong

4,987 agents* at 3/31/09, up 5% vs 12/31/08

22% YTD growth in new agents; a record quarter for agent recruiting

Coventry’s decision to not file PFFS for 2010 not expected to disrupt distribution

Currently in discussions to replace Coventry for Med Advantage in 2010, with enhanced availability of network plans nationwide

Bankers agents control relationship with PFFS members; able to offer these customers multiple solutions, including Med Supp

Lost fee income expected to be replaced through new agreement

Q1 2009 Sales and

Distribution Results

Bankers

*YTD average agent count.

Annuity Sales

Stock market volatility fueling fixed
annuity sales

Indexed annuities remain smaller
percentage of total annuity sales

SEC designation of indexed
annuities as securities (Rule 151A)
not expected to significantly impact
Bankers total annuity sales

Majority of Bankers branch offices
maintain one or more registered
reps to assist clients with portfolio
management and broker securities

Bankers

Indexed

Annuities

Annuities  – NAP*

Q1 2008

$13.6

Q2 2008

$15.6

Q3 2008

$19.4

Q4 2008

$24.4

Fixed

Annuities

($ millions)

*Calculated as 6% of annuity deposits.

Q1 2009

$18.2

$5.7

$7.9

$7.6

$8.0

$9.0

$10.4

$18.2

$6.2

$5.0

$13.2

No significant change in
surrender activity:

Q1 2009 surrenders slightly lower
than Q4 2008

Average account value:

EIAs - $41,000

Non-EIAs - $35,000

Over 89% of our annuities are
still in surrender period:

EIAs – 94%

Non-EIAs – 87%

Annuity Surrenders

Bankers

EIA Surrenders

(annualized quarterly rate)

Non-EIA Surrenders

(annualized quarterly rate)

Rate increases ahead of schedule (2008 round – policies issued prior to 2002)

Filed $102.5 million of rate increases = 100% of expected total

Approvals at 3/31/09 = $66.6 million (30 states), 94% of expected total

Projected financial impact = $56.7 million, 94% of expected total

Continued focus on claims management/underwriting

New products

LTC product revision in June 2009, with rates reflecting current claim experience and higher profit targets

LTC/Annuity Combo product to be launched in June 2009

LTC Update

Bankers

Q1 Earnings

Bankers

Management believes that an analysis of income (loss) before net realized investment gains (losses), net of related amortization (a non-GAAP financial measure), is important to evaluate the financial performance of our business, and is a measure commonly used in the life insurance industry.  Management uses this measure to evaluate performance because realized gains or losses can be affected by events that are unrelated to a company’s underlying fundamentals. The table on Page 8 reconciles the non-GAAP measure to the corresponding GAAP measure.  See Appendix for a reconciliation of the return on equity measure to the corresponding GAAP measure.

Trailing 4 Quarter Operating Return on Equity: 8.1%

($ millions)

Q1 2008

Q2 2008

Q3 2008

Q4 2008

Q1 2009

Insurance policy income

$497.0

$543.4

$537.7

$531.8

$491.5

Net investment income

129.3

135.2

138.3

155.4

142.2

Fee revenue and other income

1.6

2.1

3.1

4.2

1.4

    Total revenues

627.9

680.7

679.1

691.4

635.1

Insurance policy benefits

434.9

497.2

470.3

477.5

429.6

Amounts added to policyholder account balances

44.8

37.2

46.2

82.3

37.6

Amortization related to operations

75.0

66.6

53.5

39.7

75.6

Other operating costs and expenses

44.1

45.1

41.3

51.9

47.6

    Total benefits and expenses

598.8

646.1

611.3

651.4

590.4

    Income before net realized investment gains (losses),

      net of related amortization and income taxes

$29.1

$34.6

$67.8

$40.0

$44.7

Earnings of $5.1 million, up 38% over Q1 2008:

Favorable life claim experience and overall business growth

Lower expense levels

Higher investment income

2009 lead generation efforts intentionally reduced as part of company’s capital management efforts

Life sales for Q1 2009 were $12.3 million, down 4% from Q1
2008

Q1 Summary

Colonial Penn

Q1 Earnings

Colonial Penn

Management believes that an analysis of income (loss) before net realized investment gains (losses), net of related amortization (a non-GAAP financial measure), is important to evaluate the financial performance of our business, and is a measure commonly used in the life insurance industry.  Management uses this measure to evaluate performance because realized gains or losses can be affected by events that are unrelated to a company’s underlying fundamentals. The table on Page 8 reconciles the non-GAAP measure to the corresponding GAAP measure.  See Appendix for a reconciliation of the return on equity measure to the corresponding GAAP measure.

Trailing 4 Quarter Operating Return on Equity: 13.4%

($ millions)

Q1 2008

Q2 2008

Q3 2008

Q4 2008

Q1 2009

Insurance policy income

$44.4

$47.5

$46.4

$46.5

$47.1

Net investment income

9.2

10.1

10.1

10.2

9.8

Fee revenue and other income

0.3

0.5

0.5

0.5

0.2

    Total revenues

53.9

58.1

57.0

57.2

57.1

Insurance policy benefits

35.0

35.5

33.9

33.8

36.1

Amounts added to policyholder account balances

0.3

0.3

0.3

0.3

0.3

Amortization related to operations

7.4

7.4

9.2

8.0

8.4

Other operating costs and expenses

7.5

6.6

7.1

8.4

7.2

    Total benefits and expenses

50.2

49.8

50.5

50.5

52.0

    Income (loss) before net realized investment

      gains (losses) and income taxes, net of

      related amortization

$3.7

$8.3

$6.5

$6.7

$5.1

Earnings of $31.2 million, up 34% vs Q1 2008:

Higher margins for specified disease and Med Supp blocks (+$6 million)

Unlocking adjustment negatively impacted Q1 2008 (+$8 million)

Partially offset by lower annuity margin due to excess terminations in Q1 2009 (-$3 million)

Continuing to analyze non-guaranteed elements of older life
insurance policies issued by predecessor companies and make
changes where appropriate

Q1 Summary

CIG

$0.6
$0.4
$3.0
$1.2
$2.3
$1.7
$9.6
$11.5
Life
Annuities
Medicare Supplement
Specified Disease

CIG

($ millions)

Specified disease sales up 20% over Q1 2008

Worksite sales up 27%

Strong recruiting, with record numbers of
new agents in PMA, 52 new IMOs signed for
CIG Sales, and 61% increase in producing
worksite agents

Decreases in high face-amount life and
annuity products, consistent with CIG’s re-
focus

Q1 2008

Q1 2009

Q1 2009 Sales and

Distribution Results

Q1 Earnings

CIG

Management believes that an analysis of income (loss) before net realized investment gains (losses), net of related amortization (a non-GAAP financial measure), is important to evaluate the financial performance of our business, and is a measure commonly used in the life insurance industry.  Management uses this measure to evaluate performance because realized gains or losses can be affected by events that are unrelated to a company’s underlying fundamentals. The table on Page 8 reconciles the non-GAAP measure to the corresponding GAAP measure.  See Appendix for a reconciliation of the return on equity measure to the corresponding GAAP measure.

Trailing 4 Quarter Operating Return on Equity: 3.7%

($ millions)

Q1 2008

Q2 2008

Q3 2008

Q4 2008

Q1 2009

Insurance policy income

$243.7

$239.1

$237.7

$238.4

$244.2

Net investment income

136.1

138.7

134.0

143.7

134.3

Fee revenue and other income

0.8

0.5

0.1

0.3

0.7

    Total revenues

380.6

378.3

371.8

382.4

379.2

Insurance policy benefits

209.1

208.6

203.6

199.6

214.1

Amounts added to policyholder account balances

43.6

37.1

42.7

38.4

35.8

Amortization related to operations

30.2

31.2

24.9

36.3

36.8

Interest expense on investment borrowings

5.8

5.5

5.6

5.5

5.2

Other operating costs and expenses

68.6

63.6

60.8

71.1

56.1

    Total benefits and expenses

357.3

346.0

337.6

350.9

348.0

    Income before net realized investment gains (losses),

      net of related amortization and income taxes, excluding

      costs related to the litigation settlement and the loss

      related to an annuity coinsurance transaction

$23.3

$32.3

$34.2

$31.5

$31.2

Q1 2009
Net Realized Losses

CNO

Net gains on sales

Losses due to recognition of other-

      than-temporary impairments

Amortization adjustment to insurance

      intangibles

  Net investment losses before tax

Tax expense

Increase to tax valuation allowance

  Net investment losses after tax

($ millions)

-

$(16.1)

2.7

  (13.4)

4.7

-

  $(8.7)

$85.1

(108.1)

2.7

  (20.3)

7.1

(2.4)

  $(15.6)

$85.1

(92.0)

-

  (6.9)

2.4

(2.4)

  $(6.9)

Gross

Amounts

Amount Recognized
through Accumulated
Other Comprehensive
Income

Amount Recognized
through Net Income

Investment Quality:

Fixed Maturities*

CNO

Investment grade securities
represent 91% of total
portfolio*

Limited new money allocation
to below-investment grade
securities

Increase in below-investment
grade ratio driven by credit
cycle/ratings migration

Actively Managed Fixed Maturities by Rating at
3/31/09 (Market Value)

3/31/09

91%

12/31/08

92%

9/30/08

93%

6/30/08

93%

3/31/08

93%

% of Bonds which are Investment Grade:*

*Excludes investments from a variable interest entity which we consolidate under GAAP (though the related liabilities are non-recourse to Conseco).

AAA

16%

AA

5%

A

33%

BBB

37%

<BBB

9%

Q1 2009 Downgrades from Investment
Grade to Below Investment Grade

CNO

IG Corporates

Financials

Subprime

Alt-A

Prime Jumbo

CMBS

Other

Total

($ millions)

$119.3

87.4

10.0

114.0

15.0

15.1

34.4

$395.2

9

6

1

5

1

5

3

30

(1.4)

(1.6)

(0.1)

(2.2)

(0.5)

(0.3)

(0.9)

(7.0)

Type

Statutory Book
Value

# Issues

Effect of
Downgrades on

RBC Ratio*

*Includes estimated effect of covariance and tax.

Cash 4.1%
CMOs 10.3%
CMBS 3.1%
ABS 1.1%
Mortgage Loans 11.2%
Other 9.3%
Investment Grade Fixed Maturities 60.9%

Subprime allocation substantially
reduced

HEL allocation reflects market
stresses

Overall mark-to-market and
credit migration consistent with
credit cycle

Pressure on Financials/REITs

Overall highly rated

Pressure on ALT-A marks caused by
fundamentals and market illiquidity

Alt-A downgrades

Low, but rising delinquencies

Seasoned portfolio

Severe BBB market illiquidity
and pressure on marks

Nominal downgrades to date,
despite market rating activity

Slowing economy and lack of financing likely to
lead to higher delinquencies

Active surveillance and portfolio management

Nominal new investment activity

Liquidated $45 million in problematic exposures in
Q4 2008

Managing through the credit cycle by emphasizing long-term
assessments of value and quality

Asset Allocation at 3/31/09

CNO

$12,324
$10,421
$2,354
$1,970
$2,050
$2,140
$1,013
$1,324
$596
$877
$102
$132
$395
$454
$204
$302
$690
$670
$1,517
$1,529
Market Value
Book Value
IG Corporates
CMOs
Mortgage Loans
HY Corporates
CMBS
Non-Traditional
Municipals
ABS
Govts/Agency
Equity, Cash & Other

Asset Allocation at 3/31/09

MTM in line with expectations, reflecting generally
stabilized yields during Q1 2009

CNO

($ millions)

$1,489.6
$1,069.8
$642.4
$667.4
$150.1
$155.6
$72.3
$77.3
Book Value
Market Value

CMOs by Type at 3/31/09

Our allocation to CMOs has been reduced over
the last two years to meet our asset/liability
management needs

CNO

($ millions)

2006 Prime Jumbo
10.9%
2007 Prime Jumbo
11.3%
2004 Alt-A 4.0%
2005 Alt-A 0.7%
2006 Alt-A 18.3%
2007 Alt-A 2.6%
2003 & Prior Prime
Jumbo 6.8%
2004 Prime Jumbo
18.3%
2005 Prime Jumbo
27.1%

Non-Agency CMOs at 3/31/09

Our non-agency CMOs are diversified by vintage

CNO

Alt-A at 3/31/09

CNO

AAA

AA

A

BBB

<BBB

Total

$13.1

$43.5

$5.1

$9.1

$193.1

$263.9

$18.3

$52.8

$10.0

$13.4

$328.2

$422.7

5.0%

16.5%

1.9%

3.4%

73.2%

100.00%

0.07%

0.23%

0.03%

0.05%

1.01%

1.39%

Market

Value (mil.)

Book

Value (mil.)

% of

Alt-A*

% of

Portfolio*

Rating

Exposure reduced by 21% from 12/31/08 to 3/31/09

No exposure to “affordability products” – option ARMs, hybrid, neg-ams

While delinquencies are higher than anticipated, collateral performing better than overall Alt-A market, which has average FICO of 712, 60+ delinquency rate of
26.2%, and average accumulated loss of 1.78% (source: True Standings)

Substantial credit support inherent in structures relative to expected losses, even at rising delinquency rates

692

734

691

699

714

716

Avg.
FICO

14.8%

7.7%

11.8%

5.3%

10.3%

9.9%

Avg.

Support

8.1%

5.4%

12.9%

6.6%

14.7%

12.5%

Avg. 60+

Delinq.

*% of market value

($ millions)

0.75%

0.23%

0.61%

1.69%

0.65%

0.62%

Avg. Accum.

Loss

3/31/2008
3/31/2009
$15.2
$8.7
$80.7
$49.7
$24.6
$10.8
$0.0
$0.0
$10.0
$10.0
2003
2004
2005
2006
2007

▪

▪

▪

Sub-Prime Home Equity ABS

By Vintage

CNO

Exposure reduced by 39% in the last 12 months

Represents 0.35% of invested assets at 3/31/09, compared to 0.70% at 3/31/08

Very little exposure to 2006 and 2007 vintages ($10.0 million)

(GAAP book value - $ millions)

$130.5

$79.2

Sub-Prime Home Equity ABS

at 3/31/09

CNO

AAA

AA

A

BBB

<BBB

Total

$16.1

$10.0

$6.0

$6.1

$5.5

$43.7

$22.2

$18.2

$16.3

$11.9

$10.6

$79.2

36.7%

22.9%

13.7%

14.0%

12.7%

100.0%

0.09%

0.05%

0.03%

0.03%

0.03%

0.23%

Market

Value (mil.)

Book

Value (mil.)

% of

Subprime*

% of

Portfolio*

Rating

Only $5.5 million (market value) <BBB (0.03% of invested assets)

While delinquencies up, consistent with market conditions, remaining portfolio generally reflects satisfactory margin for adverse collateral performance

No exposure to “affordability products” – negative amortization, option ARM collateral, etc.

632

629

676

697

650

649

Avg.
FICO

34.3%

23.1%

19.7%

24.0%

23.8%

27.0%

Avg.

Support

13.7%

13.8%

6.8%

5.1%

26.1%

13.2%

Avg. 60+

Delinq.

*% of market value

($ millions)

2009
0.4%
2007
5.4%
2006
10.1%
Pre-2004
33.6%
2005
27.4%
2004
23.1%

CMBS by Vintage at 3/31/09

Our CMBS exposure is heavily weighted toward higher ratings and older vintages with stronger qualitative characteristics and seasoning

CNO

(GAAP book value - $ millions)

$206.7

$163.9

$119.3

$0.0

$47.0

$3.5

$540.4

$454.7

$34.1

$3.0

$12.0

$21.4

$0.0

$0.0

$70.5

$45.8

$42.5

$16.2

$31.9

$15.6

$0.0

$0.0

$106.2

$47.5

$12.0

$19.6

$75.1

$17.6

$0.0

$0.0

$124.3

$29.6

$0.0

$0.0

$1.9

$34.2

$0.0

$0.0

$36.1

$18.6

Pre-2004

2004

2005

2006

2007

2009

Total BV

Total MV

AAA

AA

A

BBB

<BBB

Indus.
4.2%
Hotel
5.8%
Other
14.8%
Office
27.8%
Retail
32.5%
Multi-Family
14.9%

CMBS by Collateral Type at 3/31/09

Our CMBS are backed by a diverse pool of underlying collateral –
$90 billion, from more than 7,900 commercial mortgage loans

CNO

CNO Summary

Key differences between Conseco and the rest of the industry:

Our sales are continuing to grow

Our products are simple and straightforward, and entail less product risk than those designed for higher-net-worth customers

Strong franchise in the senior middle market

Capital management initiatives implemented

Less stock market exposure than some of our highly rated competitors

We will be:

Continuing to work on sales growth

Continuing to make the business more efficient

Continuing to work on projects to improve our capital position going forward

CNO

Questions and Answers

Appendix

Q1 2008
$24.48
Q2 2008
$21.83
Q3 2008
$20.86
Q4 2008
$18.41
Q1 2009
$18.57

Book Value Per Share*

CNO

*Book value excludes accumulated other comprehensive income (loss). Shares outstanding assumes:

(1) conversion of convertible securities; and (2) the exercise of outstanding stock options and vesting of restricted stock (each calculated using the treasury stock method). See Appendix for corresponding GAAP measure.

Increase from Q4 2008 due to
Q1 2009 net income

Bank Covenant

Debt to Total Capital Ratio*

CNO

Change from Q4 2008
primarily due to Q1 2009
net income

*Excludes accumulated other comprehensive income (loss). See Appendix for corresponding GAAP measure.

Q1 2008

20.9%

Q2 2008

22.9%

Q3 2008

23.6%

Q4 2008

28.3%

Q1 2009

27.9%

Q1 2008
$310.0
Q2 2008
$311.9
Q3 2008
$312.8
Q4 2008
$319.8
Q1 2009
$308.6

Net Investment Income

CNO

($ millions)

Decrease in Q1 2009 primarily
due to increase in cash and
short-term investment balances
compared to prior periods

General Account Investment Income

5.67%

5.93%

5.91%

5.82%

5.82%

Yield:

Q1 2008
$96.5
Q2 2008
$95.8
Q3 2008
$94.0
Q4 2008
$99.2
Q1 2009
$92.8

Expenses

CNO

($ millions)

Adjusted Operating Expenses*

*Adjusted operating expenses exclude primarily acquisition costs, capitalization of software development costs, initial PFFS marketing costs and contractual vacancy charges related to exiting the Merchandise Mart in Chicago.  This measure is used by the Company to evaluate its progress in reducing operating expenses.
Expenses have been restated for all periods to reflect the SHIP separation.

Back-office consolidation complete

Approximately $20 million in savings
realized in 2007 and 2008; remaining $5
million expected in 2009

Q4 2008 expenses reflect increased
investment in business growth at
Bankers and Conseco Insurance Group

Q1 2008
$29.1
Q2 2008
$34.6
Q3 2008
$67.8
Q4 2008
$40.0
Q1 2009
$44.7

Segment Performance

Bankers

*Operating earnings exclude net realized gains (losses).  See Appendix for corresponding GAAP measure of our consolidated results of operations.

Earnings up 54% vs Q1 2008

Earnings positively affected by:

Higher LTC margins

Lower DAC/VOBA amortization

Change in COLI surrender value

FAS 133 accounting

Offset by:

Lower Med Supp margins

PTOI-Trailing 4 Quarters:              $225.4            $189.5            $189.8          $171.5            $187.1

Revenues-Quarterly:                         $627.9             $680.7            $679.1           $691.4           $635.1

Pre-Tax Operating Income*

Revenues -Tr. 4 Quarters:           $2,438.1      $2,537.0       $2,594.5       $2,679.1     $2,686.3

($ millions)

Q1 2008
$19.1
Q2 2008
$19.4
Q3 2008
$19.8
Q4 2008
$23.0
Q1 2009
$19.7

Premiums –

Medicare Supplement

Bankers

($ millions)

First-year premiums up 3%
vs Q1 2008

Medicare Supplement  – First-Year Premiums

Med. Supp. First-Year Prems.-Tr. 4 Qtrs:               $79.4               $78.8             $79.3              $81.3              $81.9

Med. Supp. Total Premiums-Quarterly:                   $159.9           $150.6          $153.8            $172.3          $155.8

Med. Supp. NAP-Quarterly:                                               $17.1                  $17.0             $16.6              $27.9               $18.4

Med. Supp. NAP-Trailing 4 Quarters:                         $70.9                $73.2            $73.7               $78.6              $79.9

Q1 2008
$11.0
Q2 2008
$10.6
Q3 2008
$10.8
Q4 2008
$10.3
(Net)
$4.2

Premiums –

Long-Term Care

Bankers

($ millions)

Quarterly first-year premium
tracks decline in NAP

NAP decline attributable to three
main factors:

Overall industry sales decline

Agent force shift toward life and
annuity sales

Tightened underwriting

First-Year Prems.-Tr. 4 Qtrs:         $46.4             $44.8               $43.9               $42.7            $35.9

Total Premiums-Quarterly:            $156.6           $155.2           $154.8            $159.1         $145.9

Long-Term Care  – First-Year Premiums*

NAP-Quarterly:                                         $9.4                  $10.7                $11.4                 $7.9                $7.5

NAP-Trailing 4 Quarters:                 $44.6                $42.6              $42.3              $39.4             $37.5

*Q1 2009 includes $5.7 million of premiums ceded under new business reinsurance agreement.

Q1 2009

(Direct)

$9.9

Premiums –

Life Insurance

Bankers

($ millions)

Fluctuations in first-year
premiums primarily reflect
variance in sales of single-
premium policies

Non-SPWL premiums down
8% vs Q1 2008

First-Year Prems.-Tr. 4 Qtrs:              $86.3               $83.5              $81.8               $80.7            $79.0

Total Premiums-Quarterly:                   $48.0                $53.8              $51.9               $55.7            $48.9

Life – First-Year Premiums

NAP-Quarterly:                                             $11.7                  $15.7                $13.1            $11.4              $12.6

NAP-Trailing 4 Quarters:                       $53.1                $54.3              $53.6            $51.9              $52.8

Q1 2008

$18.5

Q2 2008

$22.5

SPWL

Non-

SPWL

$9.4

$7.0

$11.5

$13.1

$7.5

$12.0

Q3 2008

$19.5

Q4 2008

$20.2

$8.2

$12.0

Q1 2009

$16.8

$6.2

$10.6

Q1 2008
$227.6
Q2 2008
$260.1
Q3 2008
$322.4
Q4 2008
$410.5
Q1 2009
$301.1

Premiums –

Annuity

Bankers

($ millions)

Stock market volatility
fueling fixed annuity sales

Indexed annuities remain
smaller percentage of total
annuity sales

First-Year Prems.-Tr. 4 Qtrs:            $898.9          $959.4         $1,031.3      $1,220.6     $1,294.1

Total Premiums-Quarterly:                 $228.7           $261.1           $323.1           $411.2           $302.1

Annuity – First-Year Premiums

Q1 2008
103.3%
Q2 2008
95.2%
Q3 2008
80.9%
Q4 2008
84.6%
Q1 2009
95.5%

Benefit Ratio* – PDP

Bankers

Down 8% vs Q1 2008

Q1 2009 impacted by prior
contract year IBNR release of
$0.9 million

Q1 2008 impacted by prior
contract year IBNR
strengthening of $2 million

*We calculate benefit ratios by dividing insurance policy benefits by insurance policy income.

Q1 2008
84.6%
Q2 2008
96.1%
Q3 2008
98.1%
Q4 2008
107.5%
Q1 2009
96.2%

Benefit Ratio* –

PFFS Individual Business

Bankers

Q1 2009 vs Q4 2008
comparison impacted by prior
contract year reserve releases

*We calculate benefit ratios by dividing insurance policy benefits by insurance policy income.

Q1 2008
79.0%
Q2 2008
81.4%
Q3 2008
68.1%
Q4 2008
67.4%
Q1 2009
68.6%

Interest-Adjusted Benefit Ratio* –

Long Term Care

Bankers

*We calculate interest-adjusted benefit ratios by dividing insurance policy benefits less interest income on the accumulated assets backing the insurance liabilities by insurance policy income.

Q1 2009 positively impacted by
continued stabilization of incurred
claims and excess terminations

Completed Round Three re-rates on
legacy block; expect $50 million
annual financial impact

Began implementation of premium
re-rates (Round Two) in Q3 2007 on
more recent business not previously
re-rated; expect additional $10
million in in-force premium

Trailing 4 Quarter Avg.:      72.5%            76.7%          74.9%           74.0%           71.4%

Qtrly. non-int. adjusted:     111.6%         114.7%       102.1%      102.2%       105.1%

Q1 2008
$3.7
Q2 2008
$8.3
Q3 2008
$6.5
Q4 2008
$6.7
Q1 2009
$5.1

Segment Performance

Colonial Penn

*Operating earnings exclude net realized gains (losses).  See Appendix for corresponding GAAP measure of our consolidated results of operations.

Q1 2008 to Q1 2009 change affected by:

Organic growth initiatives and favorable
mortality, net of DAC amortization

Lower net expenses

Higher investment income

Q4 2008 to Q1 2009 change affected by:

Seasonally higher life claims in 2009

Lower net expenses

Lower investment income

PTOI-Trailing 4 Quarters:                $17.2               $18.8                $18.3              $25.2              $26.6

Revenues-Quarterly:                           $53.9                $58.1                $57.0              $57.2              $57.1

Pre-Tax Operating Income*

Revenues -Tr. 4 Quarters:            $179.2           $198.4           $213.3            $226.2           $229.4

($ millions)

Q1 2008
$8.4
Q2 2008
$8.9
Q3 2008
$8.8
Q4 2008
$8.9
Q1 2009
$9.2

Premiums –

Life Insurance

Colonial Penn

($ millions)

NAP:

Trailing 4 quarters relatively flat

14% growth over most recent quarter

Premium:

First year:

Trailing 4 quarters relatively flat

3% growth over most recent
quarter

Total: continued steady growth

First-Year Prems.-Tr. 4 Qtrs:         $30.4             $32.3               $33.7               $35.0            $35.8

Total Premiums-Quarterly:             $42.9               $43.8                $43.6              $43.8            $47.0

Life – First-Year Premiums

NAP-Quarterly:                                         $12.7                $14.5              $12.1              $10.8             $12.3

NAP-Trailing 4 Quarters:                   $44.6              $47.9              $48.6              $50.1             $49.7

Q1 2008
$23.3
Q2 2008
$32.3
Q3 2008
$34.2
Q4 2008
$31.5
Q1 2009
$31.2

Segment Performance

CIG

*Operating earnings exclude: (1) net realized gains (losses); (2) the Q2 2006 charge related to the litigation settlement and refinements to such estimates recognized in subsequent periods; and (3) the Q3
2007 charge related to an annuity coinsurance transaction.  See Appendix for corresponding GAAP measure of our consolidated results of operations.

Higher specified disease margins

Lower expenses

Unlocking adjustment negatively
impacting interest-sensitive life block in
Q1 2008

Partially offset by

Lower LTC closed block margins

Lower annuity margin due to excess
terminations on EIAs

PTOI-Trailing 4 Quarters:                      $71.5                $82.6              $99.4             $121.3         $129.2

Revenues-Quarterly:                               $380.6              $378.3           $371.8            $382.4         $379.2

Pre-Tax Operating Income*

Revenues-Tr. 4 Quarters:                 $1,653.7         $1,576.2      $1,511.3       $1,513.1    $1,511.7

($ millions)

Q1 2008
$2.8
Q2 2008
$2.3
Q3 2008
$2.1
Q4 2008
$2.4
Q1 2009
$1.5

Premiums -

Medicare Supplement

CIG

($ millions)

NAP lower vs Q4 2008:

We continue to focus on the
profitability of this business rather
than increased sales

First-Year Prems.-Tr. 4 Qtrs:     $15.6             $12.7              $10.6               $9.6                 $8.3

Total Premiums-Quarterly:          $53.1              $49.6              $48.5            $52.6              $42.8

Medicare Supplement  – First-Year Premiums

NAP-Quarterly:                                     $2.3                    $1.3                  $1.8               $3.5                 $1.7

NAP-Trailing 4 Quarters:             $10.6                $9.0                 $8.9                $8.9                 $8.3

Q1 2008
$9.4
Q2 2008
$9.8
Q3 2008
$9.7
Q4 2008
$10.5
Q1 2009
$10.2

Premiums –

Specified Disease

CIG

($ millions)

NAP up 20% from Q1 2008:

New products

Increased PMA focus on
specified disease products

Recruitment of Health IMOs

Momentum increasing in
Worksite market

First-Year Prems.-Tr. 4 Qtrs:         $33.5            $35.6             $37.6                $39.4            $40.2

Total Premiums-Quarterly:             $94.2             $92.5              $92.3               $95.6            $93.0

Specified Disease  – First-Year Premiums

NAP-Quarterly:                                         $9.6                 $12.4               $12.8                $12.0            $11.5

NAP-Trailing 4 Quarters:                 $40.8              $43.6              $46.1              $46.8             $48.7

Q1 2008
$39.2
Q2 2008
$34.4
Q3 2008
$25.1
Q4 2008
$21.2
Q1 2009
$17.8

Premiums –

Annuity

CIG

($ millions)

First-year collections down
16% from Q4 2008:

Discontinuance of products due
to an annuity coinsurance
transaction

Focus on profitable products

First-Year Prems.-Tr. 4 Qtrs:       $277.3           $203.4         $155.3            $119.9            $98.5

Total Premiums-Quarterly:             $41.6               $37.1            $27.4               $23.7              $19.5

Annuity – First-Year Premiums

Q1 2008
65.8%
Q2 2008
71.9%
Q3 2008
73.0%
Q4 2008
62.8%
Q1 2009
67.3%

Benefit Ratio* –

Medicare Supplement

CIG

In line with expectations and
recent trends

Trailing 4 Quarter Avg.:      67.4%            68.0%          69.1%             68.4%           68.8%

*We calculate benefit ratios by dividing insurance policy benefits by insurance policy income.

Q1 2008
48.1%
Q2 2008
46.7%
Q3 2008
48.5%
Q4 2008
30.1%
Q1 2009
42.2%

Interest-Adjusted Benefit Ratio* –

Specified Disease

CIG

Trailing 4 Quarter Avg.:      46.0%          47.6%            47.4%           43.3%           41.8%

Qtrly. non-int. adjusted:      81.7%          80.4%            82.6%           63.8%           76.0%

*We calculate interest-adjusted benefit ratios by dividing insurance policy benefits, less interest income on the accumulated assets backing the insurance liabilities, by insurance policy income.

Q4 2008 included recognition
of deferred ROP adjustment
related to prior periods

Q1 2009 recognized lower
incurred claims due to
favorable experience in prior
periods

Information Related to Certain Non-GAAP Financial Measures

The following provides additional information regarding certain non-GAAP measures used in this presentation.  A non-GAAP measure is a numerical measure of a company’s performance, financial position, or cash flows that excludes or includes amounts that are normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP.  While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered as substitutes for the most directly comparable GAAP measures.  Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange Commission that are available in the “Investor – SEC Filings” section of Conseco’s website,
www.conseco.com.

Operating earnings measures
Management believes that an analysis of net income applicable to common stock before net realized gains or losses, discontinued operations and increases to our valuation allowance for deferred tax assets (“net operating income,” a non-GAAP financial measure) is important to evaluate the performance of the Company and is a key measure commonly used in the life insurance industry.  Management uses this measure to evaluate performance because realized investment gains or losses, discontinued operations and increases to our valuation allowance for deferred tax assets are unrelated to the Company’s continuing operations.

Information Related to Certain Non-GAAP Financial Measures

A reconciliation of net income applicable to common stock to net operating income (and related per-share amounts) is as follows (dollars in millions, except per-share amounts):

Q1 2008

Q2 2008

Q3 2008

Q4 2008

Q1 2009

Net income (loss) applicable to common stock

(7.2)

$

(488.5)

$

(183.3)

$

(453.3)

$

24.5

$

Net realized investment losses, net of related amortization and taxes

27.8

17.4

84.2

88.0

6.9

Discontinued operations

(0.5)

198.3

157.4

367.5

-

Valuation allowance for deferred tax assets

-

298.0

-

45.0

-

Net operating income (a non-GAAP financial measure)

20.1

$

25.2

$

58.3

$

47.2

$

31.4

$

Per diluted share:

Net income (loss)

(0.04)

$

(2.65)

$

(0.99)

$

(2.45)

$

0.13

$

Net realized investment losses, net of related amortization and taxes

0.15

0.09

0.45

0.48

0.04

Discontinued operations

-

1.08

0.85

1.99

-

Valuation allowance for deferred tax assets

-

1.61

-

0.24

-

Net operating income (a non-GAAP financial measure)

0.11

$

0.13

$

0.31

$

0.26

$

0.17

$

Information Related to Certain Non-GAAP Financial Measures

Book value, excluding accumulated other comprehensive income, per diluted share
This non-GAAP financial measure differs from book value per diluted share because accumulated other comprehensive income has been excluded from the book value used to determine the measure.  Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income.  Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management.

A reconciliation from book value per diluted share to book value per diluted share, excluding accumulated other comprehensive income (loss) is as follows (dollars in millions, except per share amounts):

Q1 2008

Q2 2008

Q3 2008

Q4 2008

Q1 2009

Total shareholders' equity

3,954.7

$

3,395.7

$

2,716.3

$

1,630.0

$

1,591.2

$

Less accumulated other comprehensive income (loss)

(565.6)

(639.2)

(1,137.7)

(1,770.7)

(1,840.5)

Total shareholders' equity excluding

accumulated other comprehensive income (loss)

(a non-GAAP financial measure)

4,520.3

$

4,034.9

$

3,854.0

$

3,400.7

$

3,431.7

$

Diluted shares outstanding for the period

184,681,243

184,792,300

184,761,138

184,755,680

184,760,879

Book value per diluted share

21.41

$

18.38

$

14.70

$

8.82

$

8.61

$

Less accumulated other comprehensive income (loss)

(3.07)

(3.45)

(6.16)

(9.59)

(9.96)

Book value, excluding accumulated other

comprehensive income (loss), per diluted share

(a non-GAAP financial measure)

24.48

$

21.83

$

20.86

$

18.41

$

18.57

$

Information Related to Certain Non-GAAP Financial Measures

Operating return measures

Management believes that an analysis of return before net realized gains or losses, discontinued operations and increases to our valuation allowance for deferred tax assets (“net operating income,” a non-GAAP financial measure) is important to evaluate the performance of the
Company and is a key measure commonly used in the life insurance industry.  Management uses this measure to evaluate performance because realized investment gains or losses, discontinued operations and increases to our valuation allowance for deferred tax assets are unrelated to the
Company’s continued operations.

This non-GAAP financial measure also differs from return on equity because accumulated other comprehensive income (loss) has been excluded from the value of equity used to determine this ratio.  Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income (loss).  Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management.

In addition, our equity includes the value of significant net operating loss carryforwards (included in income tax assets).  In accordance with
GAAP, these assets are not discounted, and accordingly will not provide a return to shareholders (until after it is realized as a reduction to taxes that would otherwise be paid).  Management believes that excluding this value from the equity component of this measure enhances the understanding of the effect these non-discounted assets have on operating returns and the comparability of these measures from period-to-
period.  Operating return measures are used in measuring the performance of our business units and are used as a basis for incentive compensation.

All references to segment operating return measures assume a 25% debt to total capital ratio at the segment level.  Additionally, corporate expenses have been allocated to the segments.

Information Related to Certain Non-GAAP Financial Measures

A reconciliation of return on common equity to operating return on common equity (excluding accumulated other comprehensive income (loss) and net operating loss carryforwards) is as follows (dollars in millions, except per share amounts):

$

2,471.5

$

2,399.6

$

2,732.3

$

2,897.7

$

3,085.2

(loss) and net operating loss carryforwards (a non-GAAP financial measure)

Common shareholders' equity, excluding accumulated other comprehensive income

960.2

1,001.1

1,121.7

1,137.2

1,435.1

Less net operating loss carryforwards

3,431.7

3,400.7

3,854.0

4,034.9

4,520.3

income (loss) (a non-GAAP financial measure)

Common shareholder's equity, excluding accumulated other comprehensive

(1,840.5)

(1,770.7)

(1,137.7)

(639.2)

(565.6)

Less accumulated other comprehensive income (loss)

$

1,591.2

$

1,630.0

$

2,716.3

$

3,395.7

$

3,954.7

Common shareholders' equity

$

31.4

$

47.2

$

58.3

$

25.2

$

20.1

Net operating income (a non-GAAP financial measure)

-

45.0

-

298.0

-

Valuation allowance for deferred tax assets

-

367.5

157.4

198.3

(0.5)

Discontinued operations

6.9

88.0

84.2

17.4

27.8

Net realized investment (gains) losses, net of related amortization and taxes

$

24.5

$

(453.3)

$

(183.3)

$

(488.5)

$

(7.2)

Net income (loss) applicable to common stock

Q1 2009

Q4 2008

Q3 2008

Q2 2008

Q1 2008

Average common shareholders' equity

$4,103.5

$3,675.2

$3,056.0

$2,173.2

$1,610.6

Average common shareholders' equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure)

$3,092.1

$2,991.5

$2,815.0

$2,566.0

$2,435.6

Return on equity ratios:

Return on common equity

-0.7%

-53.2%

-24.0%

-83.4%

6.1%

Operating return on common equity, excluding accumulated

other comprehensive income (loss) and net operating loss

carryforwards (a non-GAAP financial measure)

2.6%

3.4%

8.3%

7.4%

5.2%

Information Related to Certain Non-GAAP Financial Measures

A reconciliation of pretax operating earnings (a non-GAAP financial measure) to segment operating income (loss) and consolidated net income
(loss) for the three months ended March 31, 2009, is as follows (dollars in millions):

(Continued on next page)

CIG

Bankers

Colonial Penn

Corporate

Total

Pretax operating earnings (a non-GAAP financial measure)

31.2

$

44.7

$

5.1

$

(31.9)

$

49.1

$

Allocation of interest expense, excess capital and corporate expenses

(17.7)

(13.8)

(1.3)

32.8

-

Income tax (expense) benefit

(4.9)

(11.1)

(1.4)

(0.3)

(17.7)

Segment operating income (loss)

8.6

$

19.8

$

2.4

$

0.6

$

31.4

Net realized investment losses, net of related amortization and taxes

(6.9)

Net income

24.5

$

Information Related to Certain Non-GAAP Financial Measures

A reconciliation of common shareholders’ equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) to common shareholders’ equity at March 31, 2009, is as follows (dollars in millions):

(Continued from previous page)

(Continued on next page)

CIG

Bankers

Colonial Penn

Corporate

Total

December 31, 2008

Common shareholders' equity, excluding accumulated other

comprehensive income (loss) and net operating loss carryforwards

(a non-GAAP financial measure)

1,580.6

$

1,232.1

$

111.9

$

(525.0)

$

2,399.6

$

Net operating loss carryforwards

1,001.1

-

-

-

1,001.1

Accumulated other comprehensive income (loss)

(824.7)

(817.9)

(41.4)

(86.7)

(1,770.7)

Allocation of capital

526.9

410.7

37.3

(974.9)

-

Common shareholders' equity

2,283.9

$

824.9

$

107.8

$

(1,586.6)

$

1,630.0

$

March 31, 2009

Common shareholders' equity, excluding accumulated other

comprehensive income (loss) and net operating loss carryforwards

(a non-GAAP financial measure)

1,664.3

$

1,247.0

$

113.9

$

(553.7)

$

2,471.5

$

Net operating loss carryforwards

960.2

-

-

-

960.2

Accumulated other comprehensive income (loss)

(870.1)

(860.0)

(48.1)

(62.3)

(1,840.5)

Allocation of capital

554.8

415.7

37.9

(1,008.4)

-

Common shareholders' equity

2,309.2

$

802.7

$

103.7

$

(1,624.4)

$

1,591.2

$

Information Related to Certain Non-GAAP Financial Measures

(Continued from previous page)

A reconciliation of average common shareholders’ equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) to average common shareholders’ equity at March 31, 2009, is as follows (dollars in millions):

CIG

Bankers

Colonial Penn

Corporate

Total

Average common shareholders' equity, excluding accumulated

other comprehensive income (loss) and net operating loss

carryforwards (a non-GAAP financial measure)

1,622.5

$

1,239.6

$

112.9

$

(539.4)

$

2,435.6

$

Average net operating loss carryforwards

980.6

Average accumulated other comprehensive income (loss)

(1,805.6)

Average common shareholders' equity

1,610.6

$

Return on equity ratios:

Return on equity

6.1%

Operating return on common equity, excluding accumulated

other comprehensive income (loss) and net operating

loss carryforwards (a non-GAAP financial measure)

2.1%

6.4%

8.5%

NM

5.2%

Information Related to Certain Non-GAAP Financial Measures

A reconciliation of the debt to capital ratio to debt to capital, excluding accumulated other comprehensive loss is as follows (dollars in millions):

Debt to capital ratio, excluding accumulated other comprehensive income (loss)

This non-GAAP financial measure differs from the debt to capital ratio because accumulated other comprehensive income has been excluded from the value of capital used to determine this measure.  Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income.  Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management.

Q1 2008

Q2 2008

Q3 2008

Q4 2008

Q1 2009

Corporate notes payable

1,167.7

$

1,167.9

$

1,168.0

$

1,311.5

$

1,310.5

$

Total shareholders' equity

3,954.7

3,395.7

2,716.3

1,630.0

1,591.2

Total capital

5,122.4

4,563.6

3,884.3

2,941.5

2,901.7

Less accumulated other comprehensive loss

565.6

639.2

1,137.7

1,770.7

1,840.5

Total capital, excluding accumulated other comprehensive

loss (a non-GAAP financial measure)

5,688.0

$

5,202.8

$

5,022.0

$

4,712.2

$

4,742.2

$

Corporate notes payable

1,167.7

$

1,167.9

$

1,168.0

$

1,311.5

$

1,310.5

$

Corporate notes payable to capital ratios:

Corporate debt to total capital

22.8%

25.6%

30.1%

44.6%

45.2%

Corporate debt to total capital, excluding

accumulated other comprehensive loss

(a non-GAAP financial measure)

20.5%

22.4%

23.3%

27.8%

27.6%